SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 18, 1999


                         Concurrent Computer Corporation
               (Exact name of Registrant as specified in Charter)


            Delaware                 0-13150                    04-2735766
            --------                 -------                -----------------
     (State or other juris-        (Commission               (IRS  Employer
   diction of incorporation)        File Number)             Identification
                                                             Number)


4375  River  Green  Parkway,  Duluth,  Georgia            30097
----------------------------------------------           -------
(Address  of  principal  executive  offices)            (Zip Code)

Registrant's telephone number including area code:  (678) 258-4000


          2101 West Cypress Creek Road, Ft. Lauderdale, Florida  33309
          ------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item  4.  Changes  in  Registrant's  Certifying  Accountant

     On August 18, 1999, the accounting firm of Deloitte & Touche LLP was selected as the independent accountants for Concurrent Computer Corporation (the "Company") for the fiscal year ending June 30, 2000 to replace the accounting firm of KPMG LLP. KPMG LLP was notified of this decision on August 19, 1999. The decision to change auditors was approved by the Board of Directors upon the recommendation of the Audit Committee.

     During the two most recent fiscal years ended June 30, 1998 and subsequent interim periods, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of the former accountants) would have caused them to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the consolidated financial statements of the Company for each of the past two years ended June 30, 1998 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

     During the two most recent fiscal years ended June 30, 1998 and the subsequent interim periods, the Company (or anyone on the Company's behalf) did not consult the newly engaged accountants regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue during the Company's two most recent fiscal years ended June 30, 1998 or any subsequent interim period prior to engaging Deloitte & Touche LLP.


Item  7.          Exhibits
                  --------

Exhibit No.       Description                              Sequential Page No.
----------        -------------------------------         ---------------------
16                Letter of KPMG LLP regarding
                  change in certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CONCURRENT  COMPUTER  CORPORATION



                                    By:  /s/  Daniel S. Dunleavy
                                    -------------------------------------------
                                    Daniel  S.  Dunleavy
                                    President,  Real-Time  Division  and
                                    Acting  Chief  Financial  Officer
                                    (Principal Accounting and Financial Officer)


Date:  September 13, 1999